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                                                                      EXHIBIT 14


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Proxy Statement/ Prospectus and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated November 17, 2000 relating to the financial statements and financial highlights of Scudder Capital Growth Fund appearing in the September 30, 2000 Annual Report to Shareholders, which is also incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Proxy Statement/ Prospectus and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") our report dated November 8, 1999, relating to the financial statements and financial highlights of Scudder Capital Growth Fund (formerly AARP Capital Growth Fund) appearing in the September 30, 1999 Annual Report to Shareholders, which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in the Prospectus of Scudder Capital Growth Fund dated July 17, 2000 and under the headings "Experts" and "Administrative Fee" in the Statement of Additional Information of Scudder Capital Growth Fund dated July 17, 2000 which are incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2000

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Proxy Statement/ Prospectus and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated December 10, 1999 relating to the financial statements and financial highlights of Classic Growth Fund appearing in the October 31, 1999 Annual Report to Shareholders, which is also incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2000